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                                                                   EXHIBIT 10.57

                            FIRST AMENDMENT TO LEASE

      THIS FIRST AMENDMENT TO LEASE is made this 4th day of May 2001, by and between Spieker Properties, L.P., a California Limited Partnership, successor-in-interest to WCB II-S BRD Limited Partnership (the "Landlord") and La Jolla Pharmaceuticals Company, a Delaware corporation (the "Tenant").

      WHEREAS, Landlord and Tenant entered into a Lease Agreement executed on September 6, 1996 (the "Lease"), for certain premises located at Westridge I, 6465 Nancy Ridge Drive, San Diego, CA (the "Premises"), as more fully described in the Lease; and

      WHEREAS, Landlord and Tenant desire to modify the Lease accordingly;

      NOW, THEREFORE, in consideration of the covenants and agreements contained herein, the parties hereby mutually agree as follows:

1. The term of this Lease shall renew for an additional thirty-three (33) months commencing November 1, 2001 and expiring July 31, 2004.

2.    The monthly Base Rent, net of all operating expenses, shall be as follows:

 November 1, 2001 - October 31, 2002      $21,840.00
 November 1, 2002 - October 31, 2003      $22,714.00
 November 1, 2003 - July 31, 2004         $23,622.00

3. Tenant shall deposit with Landlord an additional Security Deposit in the amount of $5,600.00. The total Security Deposit for the Premises shall be $23,600.00.

4. Tenant shall occupy the Premises on an "As-Is" basis. Landlord shall not provide any tenant improvements for the Premises.

5. Tenant warrants that all necessary corporate actions have been duly taken to permit Tenant to enter into this First amendment To Lease and that each undersigned officer has been duly authorized and instructed to execute this First Amendment to Lease.

6. Except as expressly modified above, all terms and conditions of the Lease remain in full force and effect and are hereby ratified and confirmed.

LANDLORD:                                       TENANT:

Spieker Properties, L.P.,                      La Jolla Pharmaceuticals Company,
a California limited partnership               a Delaware corporation

By: Spieker Properties, Inc.,
    a Maryland corporation,
    its General Partner

By: /s/ Richard L. Romney                      By:   /s/ Gail A. Sloan
    ----------------------------                     --------------------------
    Richard L. Romney                          Title Controller and Secretary
    Senior Vice President

Date: 5/8/01                                   Date: 5/4/01